MIDAS F U N D

Semi-Annual Report

Report From The
Portfolio Manager
& Strategic Advisor

August 12, 1999

 It is a pleasure to welcome our new shareholders and to note that despite the difficult market of the past six months, both new and old shareholders are taking advantage of lower prices to acquire more shares.

 The promising signs of recovery in the gold market in the early months of the year were dashed by the early May announcement that the Bank of England would sell slightly more than half of its gold reserves over the next few years. This would take place in the form of auctions of 25 tons of gold every two months, for the first year at least. The amount, in itself, is tiny relative to the total size of the market. But the unexpected nature of the news, plus the fact that, oddly, it was announced before rather than after the sale, knocked the price down from $290 to $260.

 Although gold stocks weakened during the period, it is encouraging that they remained well above the lows of late August last year, despite gold falling to a new low. The larger, quality companies have been successful in reducing costs to weather the current low price environment. Forward sales hedge positions have helped protect revenues for a number of producers. The Fund's holdings in platinum companies have performed against the trend, as increased demand for platinum group metals for auto catalysts boosted prices.

 The most recent report from the World Gold Council confirms the strong fundamentals of the market. Gold demand in the second quarter rose 16% from the corresponding quarter last year to reach a record quarterly high of 810 tons, just above the previous peak quarter. This resulted from a rise of 13% in worldwide jewelry demand, and a 32% increase in investment demand compared with last year. Overall, gold demand in the first half of the year was 35% higher than the first half of 1998, which was adversely affected by the Asian economic and currency crisis. The statistics indicate that recovery in Asia, the most important gold consuming region, is well underway.

 Since mid year, gold has recovered from a twenty year low of $253 to around $260, reflecting increased investment demand in anticipation of possible Y2K problems and a stock market correction. Gold stocks are demonstrating relative strength, with the ratio between the stocks and the metal continuing to expand. Any meaningful recovery in the gold price could generate significant returns in the stocks.

Of interest is that the Fund's price at June 30, 1999 was up 5.30% above its six month low, although 9.27% below year end. To take advantage of the investment background and currently low prices, we recommend building your account on a regular basis, automatically and conveniently through our Midas Bank Transfer Plan, Midas Salary Investing Plan and Midas Government Direct Deposit Plan. For information on any of these free services, give us a call or visit our web site and we will help you get started.

 If you have any questions or would like information on any of the Midas Funds, or the Midas Traditional, Roth or Education IRA, we would be pleased to hear from you. Just call us toll-free at
1-800-400-MIDAS (6432) and an Investor Service Representative will be happy to assist you, as always, without any obligation on your part.

Sincerely,
Kjeld Thygesen		James Turk

10 Largest Holdings as of June 30, 1999

1) Anglogold
This South African company is the world's largest gold producer and owner of undeveloped gold reserves.

2) Stillwater Mining
The only palladium and platinum mining company in the United States, with plans to further expand production. Currently benefiting from the high prices for these metals.

3) Meridian Gold
Operates two mines in the U.S., Beartrack and Jerrit Canyon, but future potential lies in the exciting El Penon project in Chile. This is a high grade project which will have very low costs.

4) Homestake Mining
The oldest gold producing company in the United States, with expanding international production as well. Generally does not hedge the future price of its gold production.

5) Placer Dome
Third largest North American producer with international spread of operations. Over the past year Placer acquired Getchell Gold in the U.S. and 50% of Western Areas South Deep project in South Africa, thereby ensuring longer term growth potential.

6) Newmont Mining Corp.
Parent company of Newmont Gold, one of North America's largest gold mining companies.

7) Freeport Copper & Gold
Mining one of the world's largest copper and gold deposits in Indonesia, with operations offering considerable leverage to a rise in the price of these metals.

8) Gold Fields
The second largest but lowest cost producer in South Africa after Anglogold. Growth will come through expansion of international operations.

9) Normandy Mining
Australia's largest gold mining company, with outstanding international operations. Production is substantially hedged at attractive prices.

10) Ashanti Goldfields
The company is the largest gold producer in Africa, outside South Africa. Main operations in Ghana, but has expanded aggressively in other African countries such as Tanzania.

Holdings by Type of Company Major Producing Companies 68.2% Development Companies 3.1% Other Producing Companies 28.7%	Holdings by Operations United States 32.7% Latin America 6.9% Asia 4.8% Europe 3.3% Australia 12.5% South Africa 24.5% Africa (except S. Africa) 5.9% Canada 9.4%

Schedule of Portfolio Investments June 30, 1999 (Unaudited)
Shares		Market Value

	Common Stocks and Warrants (98.6%)

	North America (52.1%)
2,445,800	AMT International Mining Corp.*	299,465
537,720	Argosy Minerals Inc.*	43,892
3,114,600	Armada Gold Corp.* (2)	84,745
50,000	ASA Limited	831,250
385,000	Attwood Gold Corp.*	117,849
1,186,000	Aurizon Mines Ltd.*	564,723
208,000	Battle Mountain Gold Co.	507,000
430,000	Boliden Ltd.*	1,000,340
2,600,000	B.Y.G. Natural Resources Inc.* (2)	371,846
230,000	Cambior Inc.	743,147
850,000	Campbell Resources Inc.*	265,625
228,572	Claude Resources, Inc.*	228,555
2,079,500	Dayton Mining Corporation* (2)	120,235
459,300	Eldorado Gold Corp.*	203,078
1,259,500	Fairstar Explorations Inc.*	184,200
108,000	Franco-Nevada Mining Corp. Ltd.	1,682,335
200,000	Freeport-McMoRan Copper & Gold A	2,850,000
300,000	Glamis Gold Ltd.*	543,750
328,900	Golden Cycle Gold Corp.* (2)	2,281,744
749,000	Golden Queen Mining Co. Ltd.*	247,102
370,000	Golden Star Resources Ltd.*	300,625
120,000	Gold Reserve Corp.*	136,875
1,525,000	Goldstake Explorations Inc.*	186,722
3,285,000	Greenstone Resources Ltd.*	107,031
170,000	Greenstone Resources Ltd. Warrants*	4,626
523,800	High River Gold Mines Ltd.*	195,966
281,800	Homestake Mining Co.	2,307,238
400,000	Jordex Resources, Inc.*	209,510
330,000	Kinross Gold Corp.*	558,942
1,225,000	Lyon Lake Mines Ltd.* Units	208,319
359,163	McWatters mining, Inc.*	61,078
972,000	Meridian Gold Inc.*	4,529,080
460,000	Metallica Resources, Inc.*	234,678
500,000	Minera Andes Inc. Special Warrants*	170,056
647,142	Minorca Resources, Inc.*	264,436
590,830	Miramar Mining Corp.*	361,708
1,000,000	Nelson Gold Corporation Ltd.*	40,814
412,400	Nevsun Resources Ltd.*	145,873
193,775	Newmont Gold Company	3,851,278
71,000	Newmont Mining Corp.	1,677,375
805,000	Oliver Gold Corp.*	46,544
330,000	Pangea Goldfields, Inc.*	439,970
65,250	Pioneer Group, Inc.	1,716,891
345,000	Placer Dome Inc.	4,075,313
62,500	Repadre Capital Corp.*	93,531
2,318,330	Rio Narcea Gold Mines, Ltd.* 92)	1,340,440
375,500	River Gold Mines Ltd.*	702,418
430,000	South American Gold & Copper Ltd.*	20,475
175,000	Stillwater Mining Company*	5,720,313
2,000,000	Sunshine Mining and Refining Co.*	750,000
56,000	Tenke Mining Corp.*	51,425
80,000	Thistle Mining Inc.*	34,283
1,552,500	Tombstone Explorations Co. Ltd.*	73,924
1,000,000	Vengold Inc.*	54,418
680,947	Viceroy Resource Corp.*	583,629
4,437,400	Vista Gold Corp.* (2)	694,240
3,055,333	William Resources Inc.* (2)	124,696
		41,907,417
	Australia (15.1%)
2,000,000	Delta Gold NL	2,841,225
700,000	Emperor Mines Ltd.*	175,760
255,000	Homestake Mining Co.	2,087,812
1,000,000	Newcrest Mining Ltd.	2,241,264
4,000,000	Normandy Mining Ltd.	2,685,858
7,000,000	Normandy Mining Ltd. Warrants expires 4/30/01*	379,271
3,500,000	Resolute Limited*	1,757,595

		12,141,785
	China (0.4%)
400,000	San Kung Investment Corp. Units (1)	333,333
	Ghana (3.6%)
416,962	Ashanti Goldfields Co. Ltd. GDS	2,892,674
	Mexico (3.1%)
850,000	Industrias Penoles S.A.	2,463,376
	South Africa (24.3%)
121,012	Anglogold Ltd.	5,188,390
56,891	Anglogold Ltd. ADR	1,223,157
170,000	Durban Roodeport Deep Ltd.ADR	297,500
430,000	Durban Rodeport Deep Ltd.*	752,500
668,380	Durban Roodeport Deep Ltd. Warrants,
	expires 12/31/99*	189,526
856,117	Gold Fields Ltd.*	2,924,905
119,905	Gold Fields Ltd. ADR	404,679
210,700	Harmony Gold Mining Warrants, expires 7/31/01	138,788
500,000	Harmony Gold Mining Co. Ltd.*	2,353,234
75,000	Impala Platinum Holdings Ltd. ADR	1,856,250
582,000	New East Daggafontein Mines Ltd.	125,384
500,000	Randfontein Estates Ltd.	861,748
253,145	Randgold Resources Ltd.	1,012,580
700,000	Western Areas Ltd.*	2,204,085
		19,550,726
	Total Common Stocks and Warrants
	(cost: $205,683,867)	79,289,311
Contracts	Options (0.4%)
5,500	Harmony Gold Mining Co., expires 7/30/99
	(cost: $610,333)	362,285
Par Value	Bonds (1.0%)
$2,600,000	Greenstone Resources Ltd. 9% due 2/28/02 (Cost $1,659,277)	795,864
	Total Investments (100.0%)	$80,447,460
	*Indicates non-income producing security (1) Security is not publicly traded (see note 5) (2) Affiliated company

Statements of Changes in Net Assets

For the Six Months Ended June 30, 1999 (Unaudited) and the Year Ended
December 31, 1998
	June 30, 1999	December 31, 1998
Operations:
Net investment loss	$ (201,640)	$ 281,945
Net realized loss from foreign currency and futures transactions	(31,220)	(307,036)
Net realized loss from security transactions	(6,744,109)	(28,397,116)
Unrealized depreciation of investments and foreign currencies during the period	(1,182,045)	(6,280,375)
Net decrease in net assets resulting from operations	(8,159,014)	(34,702,582)
Capital Share Transactions:
Increase in net assets resulting from capital share transactions (a)	(1,434,969)	21,722,639
Total decrease in net assets	(9,593,983)	(12,979,943)
Net Assets:
Beginning of period	87,841,398	100,821,341
End of period (including accumulated deficit in net investment income of $201,640 in 1999)	$78,247,41 5	$87,841,398
(a) Transactions in capital shares were as follows:
	June 30, 1999		December 31, 1998
	Shares	Value	Shares	Value
Shares Sold	10,510,129	$15,398,844	53,935,734	$97,702,211
Shares redeemed	(11,565,264)	(16,833,813)	(43,523,746)	(75,979,572)
Net increase (decrease)	(1,055,135)	$(1,434,969)	10,411,988	$21,722,639

Notes to Financial Statements (Unaudited)

1.Midas Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objectives of the Fund are primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund seeks to achieve these objectives by investing 65% of its total assets primarily in (1) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (2) gold, silver and platinum bullion, as set forth in its prospectus. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, investments in securities traded on a national securities exchange and securities traded on the Nasdaq National Market System ("NMS") are valued at the last quoted sales price on the day the valuations are made. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NMS, and bullion are valued at the mean between the last reported bid and asked prices. Foreign securities, currencies, and gold, platinum and silver coins are valued in U.S. dollars at prevailing exchange rates. Assets for which quotations are not readily available are valued as determined in good faith by or under the direction of the Board of Directors. Futures contracts are marked to market daily and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts. Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Debt securities with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Premiums and discounts are amortized in accordance with income tax regulations. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. Based upon Federal income tax cost of $207,953,477, gross unrealized appreciation and gross unrealized depreciation were $6,388,404 and $133,912,271, respectively, at June 30, 1999. At December 31, 1998, the Fund had an unused capital loss carryforward of approximately $40,030,500 of which $2,587,100, $25,267,300, and $12,176,100 expires in 2004, 2005, and 2006, respectively.

 3. The Fund retains Midas Management Corporation (the "Investment Manager") as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% of net assets up to $200 million, .95% over $200 million up to $400 million, .90% over $400 million up to $600 million, .85% over $600 million up to $800 million, .80% over $800 million up to $1 billion and .75% over $1 billion. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Pursuant to the Investment Management Agreement, the Investment Manager retains Lion Resource Management Limited (the "Subadviser") regarding portfolio investments. Pursuant to the Subadvisory agreement, the Subadviser advises and consults with the Investment Manager regarding the selection, clearing and safekeeping of the Fund's portfolio investments and assists in pricing and generally monitoring such investments. The Subadviser also provides the Investment Manager with advice as to allocating the Fund's portfolio assets among various countries, including the United States and among equities, bullion and other types of investments, including recommendations of specific investments. The Investment Manager, not the Fund, pays the Subadviser monthly a percentage of the Investment Manager's net fees based upon the Fund's performance and net assets. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc. (the "Distributor"). For six months ended June 30, 1999, an affiliate of the Investment Manager received commissions of $2,510 for brokerage services. The Fund reimbursed the Investment Manager $24,949 for providing certain administrative and accounting services at cost during the six months ended June 30, 1999. The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor an amount up to one-quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution and service activities. The fee is intended to cover personal services provided to shareholders in the Fund and maintenance of shareholder accounts and all other activities and expenses primarily intended to result in the sale of the Fund's shares. In addition, the Fund paid $62,928 to Investor Service Center, which paid such amount to certain no-transaction fee brokers for transfer agent services.

4.The Fund has a bank line of credit for leveraging and temporary or emergency purposes. At June 30, 1999, the balance outstanding was $4,027,458 and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the six months ended June 30, 1999, the weighted average interest rate was 5.63% based on the balances outstanding during the period and the weighted average amount outstanding was $3,294,158.

5.The Fund has entered into an arrangement with its transfer agent and custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the period, the Fund's transfer agent fees were reduced by $4,062 under such arrangements. Purchases and proceeds of sales of securities other than short term investments and bullion aggregated $7,024,405 and $5,581,567, respectively, during the six months ended June 30, 1999.

On June 30, 1999, the Fund held certain securities which are not publicly traded and valued at fair value as determined in good faith by or under the direction of the Board of Directors. Dates of acquisition and cost of such securities are as follows:

Units		Date of Acquisition	Cost	Value
400,000	San Kung Investment Corp. Units	2/4/97	$1,000,000	$333,333

At June 30, 1999, the total value of such securities represented 0.43% of net assets.

 Year 2000. The Fund could be adversely affected if computer systems used by the Investment Manager and the Fund's other service providers do not properly process and calculate date-related information on and after January 1, 2000. The Investment Manager is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. There could be a negative impact on the Fund. While the Fund cannot, at this time, predict the degree of impact, it is possible that foreign markets will be less prepared than U.S. markets.

Statement of Assets and Liabilities
June 30, 1999 (Unaudited)

Assets:
Investments at market value
(Cost: $207,953,477) (note 1)	$80,447,460
Cash	2,095
Foreign currencies	1,427,879
Receivables:
Fund shares sold	515,361
Interest	82,096
Investment securities sold	8,655
Other assets	21,052
Total assets	82,504,598

Liabilities:
Payables:
Demand note payable to bank (note 4)	4,027,458
Fund shares redeemed	114,870
Accrued management and distribution fees	80,911
Accrued expenses	33,944
Total liabilities	4,257,183

Net Assets
(Applicable to 57,119,665 outstanding shares: 250,000,000 of $.01 par value authorizes)	$78,247,415

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ($78,247,415 divided by 57,119,665)	$1.37
At June 30, 1999, net assets consisted of:
Paid-in capital	$269,507,900
Accumulated net realized loss on investments	(63,534,978)
Net unrealized depreciation on investments
and foreign currencies	(127,523,867)
Accumulated deficit in net investment income	(201,640)
$78,247,415

Statement of operations
Six Months Ended June 30, 1999 (Unaudited)

Investment income
	Dividends (net of $52,652 foreign tax expense)	$ 770,459
	Interest	122,562
	Total investment income	893,021

Expenses:
	Investment management (note 3)	413,245
	Distribution (note 3)	103,311
	Transfer agent	289,694
	Interest	97,885
	Custodian	61,888
	Registration (note 3)	59,507
	Professional (note 3)	44,036
	Printing	14,876
	Directors	7,736
	Other	6,545
	Total expenses	1,098,723
	Transfer agent credits (note 5)	(4,062)
	Net expenses	1,094,661
	Net investment loss	(201,640)
Realized and Unrealized Loss on Investments, Foreign Currencies, and Futures:
	Net realized loss from foreign currency and
	Future transactions	(31,220)
	Net realized loss from security transactions	(6,744,109)
	Unrealized depreciation of investments and
	foreign currencies during the period	(1,182,045)
	Net realized and unrealized loss of investments
	And foreign currencies	(7,957,374)
	Net decrease in net assets resulting
	From operations	$(8, 159,014)

See accompanying notes to financial statements.

Financial Highlights
		Years Ended December 31,
	Six Months Ended June 30, 1999 (Unaudited)*	1998*	1997*	1996*	1995*	1994*
Per Share Data
Net asset value at beginning of period	$1.51	$2.11	$5.15	$4.25	$3.32	$4.16
Income from investment operations:
Net investment loss	-	-	(.03)	(.05)	(.06)	(.05)
Net realized and unrealized gain (loss) on investments	(.14)	(.60)	(3.01)	.95	1.28	(.67)
Total from investment operations	(.14)	(.60)	(3.04)	.90	1.22	(.72)
Less distributions:
Distributions from net investment income	-	-	-	-	(.29)	(.12)
Total distributions	-	-	-	-	(.29)	(.12)
Net asset value at end of period	$1.37	$1.51	$2.11	$5.15	$4.25	$3.32
TOTAL RETURN	(9.27)%	(28.44%)	(59.03%)	21.22%	36.73%	(17.27%)
Ratios/Supplemental Data
Net assets at end of period (000's omitted)	$78,247	$87,841	$100,793	$200,457	$15,753	$7,052
Ratio of expenses to average net assets (a) (b)	2.65%**	2.33%	1.90%	1.63%	2.26%	2.15%
Ratio of net investment loss to average net assets (c)	(.49)%**	(.02)%	(.72)%	(.92)%	(1.47)%	(1.26)%
Portfolio turnover rate	7%	27%	50%	23%	48%	53%

*Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**Annualized
(a)Ratio prior to reimbursement by the Investment Manager was 2.15%**, 1.83%, and 2.52% for the years ended December 31, 1997, 1996, and 1995, respectively.
(b)Ratio after transfer agent and custodian credits were 2.66%**, 2.30%, 1.88%, 1.61% and 2.25% for the six months ended June 30, 1999 and the years ended December 31, 1998, 1997, 1996 and 1995, respectively. Prior to 1995, such credits were reflected in the ratio. There were no custodian credits for 1996.
(c)Ratio prior to reimbursement by the Investment Manager was (.97%)**,(1.12)%, and (1.73)% for the years ended December 31, 1997, 1996, and 1995, respectively.

FUND FEATURES & SERVICES

Investment Objectives
The Fund seeks capital appreciation and protection against inflation, with current income as a secondary goal.

Fund Management
Midas Management Corporation acts as general manager of the Fund and Lion Resource Management Limited serves as subadviser. Kjeld Thygesen is the Fund's portfolio manager. Mr. Thygesen has been Managing Director of the subadviser since 1989 and portfolio manager of the Fund since 1992.

Investment Strategy
Midas Fund invests primarily in the equity securities of established mining companies worldwide. The Fund also invests a smaller portion of its assets in developing companies that offer strong growth potential.

Portfolio Benefits

  Long term growth potential through appreciation in the value of equity securities held in its portfolio.
  Diversification for overall stock and bond portfolios seeking a growth investment that can capitalize on favorable trends in the precious metals resource markets.
  An inflation hedge is offered by the Fund's international focus on resource opportunities.

Minimum Investments

  Regular Accounts, $1,000
  Traditional Deductible IRA, Roth IRA, SEP-IRA, SIMPLE IRA, 403(b), $1,000
  Education IRA, $500
  Automatic Investment Program, $100
  Subsequent Investments, $100

ACCOUNT ACCESS
 For Fund prospectuses and other investment information, call toll-free
1-800-400-MIDAS (6432)

For shareholder services by Investor Access, call toll-free
1-888-503-VOICE (8642)

Or, access the Fund on the the web at
 www.midasfunds.com